UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 25, 2005




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                   1-9566               95-4087449
   --------                   ------               ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,                90401-1490
  -------------------------------------------------                ----------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 917 CFR 240.13e-4(c))


                           Total number of pages is 4
                           Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of February 28, 2005 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

          A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

 ITEM 9.01. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

      99.0 Monthly Financial Data as of February 28, 2005 (Unconsolidated)

                               S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.



Dated: March 25, 2005       By:/s/ Douglas J. Goddard
                               ----------------------
                                  Douglas J. Goddard
                                  Chief Financial Officer

                                INDEX TO EXHIBITS



Item                                                                  Page

99.0     Monthly Financial Information as of February 28, 2005          4

                                                                 First Federal Bank of California, fsb
                                                    MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                                                Unaudited
                                                                         (Dollars in thousands)

                                          As of, for         As of, for       As of, for         As of, for        As of, for
                                           the month         the month         the month           the 2          the 2 months
                                             ended             ended             ended          months ended         ended
                                           Feb. 28,           Jan. 31,         Feb. 29,           Feb. 28,          Feb. 29,
                                              2005              2005              2004              2005              2004
                                              ----              ----              ----              ----              ----
Cash and investment securities        $        272,780  $        279,508  $        233,998   $       272,780  $         233,998
Total assets                          $      8,110,117   $     7,771,179  $      5,043,648   $     8,110,117  $       5,043,648

LOANS:
Total mortgage-backed securities      $         92,920   $        94,834  $        127,979   $        92,920  $         127,979
Total loans, net                      $      7,508,327   $     7,169,421  $      4,530,330   $     7,508,327  $       4,530,330

Loans originated/purchased:
  Single family loans                 $        349,993   $       368,324  $        157,274   $       718,317  $         284,106
  Multi-family loans                            64,285            35,953            31,376           100,238             59,690
  Commercial real estate loans                     682            10,747             1,421            11,429              4,021
  Other                                          2,995             2,646               405             5,641             12,024
                                         --------------     -------------    --------------     -------------    ---------------
                                      $        417,955  $        417,670  $        190,476  $        835,625  $         359,841
                                         ==============     =============    ==============     =============    ===============

Percentage of ARMs originated:                    100%              100%               97%              100%                97%

Loan repayments:
  Single family loans                 $         75,107   $        57,973  $         61,439   $       133,080  $         118,314
  Multi-family and commercial real
     estate loans                                4,675            16,387            31,897            21,062             78,804
  Other                                          2,036            15,297             7,331            17,333              9,126
                                         --------------     -------------    --------------     -------------    ---------------
                                      $         81,818  $         89,657  $        100,667  $        171,475  $         206,244
                                         ==============     =============    ==============     =============    ===============

Loans sold                            $             --  $             --    $          495  $             --  $             986

Average rate on loans
   originated/purchased                          5.18%             5.13%             4.62%             5.16%              4.62%
Percentage of portfolio in
   adjustable rate loans                        93.44%            91.63%            79.97%            93.44%             79.97%
Non-performing assets
   to total assets                               0.06%             0.05%             0.05%             0.06%              0.05%

BORROWINGS:
Federal Home Loan Bank
   Advances                           $      3,100,013  $      3,231,234  $      1,755,000  $      3,100,013  $       1,755,000
Reverse
repurchase                            $        639,596  $        187,000  $        120,122  $        639,596  $         120,122
   agreements

DEPOSITS:
Retail deposits                       $      2,511,561  $      2,502,065  $      2,515,862  $      2,511,561  $       2,515,862
Wholesale deposits                           1,333,945         1,344,705           175,950         1,333,945            175,950
                                         --------------     -------------    --------------     -------------    ---------------
                                      $      3,845,506  $      3,846,770  $      2,691,812  $      3,845,506  $       2,691,812
                                         ==============     =============    ==============     =============    ===============

Net increase (decrease)               $        (1,264)        $   61,875  $         57,221  $         60,611  $         134,386

AVERAGE INTEREST RATES:
Yield on loans                                   4.75%             4.66%             4.90%             4.71%              4.94%
Yield on investments                             3.52%             3.66%             3.00%             3.59%              2.50%
Yield on earning assets                          4.71%             4.62%             4.83%             4.67%              4.86%
Cost of deposits                                 1.85%             1.80%             1.29%             1.83%              1.29%
Cost of borrowings                               2.72%             2.64%             2.70%             2.68%              2.73%
Cost of money                                    2.27%             2.19%             1.86%             2.23%              1.88%
Earnings spread                                  2.44%             2.43%             2.97%             2.44%              2.98%
Effective net spread                             2.51%             2.51%             3.09%             2.51%              3.09%

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